UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 23, 2010

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	314-877-7000

___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2010, the Board of Directors of Ralcorp Holdings, Inc. (“Ralcorp”) authorized the grant of stock appreciation rights (“SAR”) to its Corporate Officers including those Corporate Officers expected to be named in the Company’s proxy statement for the 2011 annual meeting of shareholders (the “Officers”).

The SAR awards were made under Ralcorp’s 2007 Incentive Stock Plan (the “2007 Plan”) filed as exhibit 10.52 to Company’s Form 10-K for the year ended September 30, 2008 and incorporated herein by reference.  The number of SARs awarded to each Officer is as follows:  Co-Chief Executive Officers – 75,000 shares; all other Officers – 25,000 shares.  The SAR awards have an exercise price of $57.45 and one third of the SAR awards become exercisable on September 23 in the following years:  2013, 2014, and 2015.  The terms of the SAR awards are substantially similar to the terms of the SAR awards previously granted in 2008 and 2009.

On September 23, 2010, Ralcorp also granted SAR awards to the company’s Non-Management Directors.  The terms of the SAR awards were made under the 2007 Plan.  Pursuant to the Non-Management Director Compensation Program, each Non-Management Director received an annual award of 3,000 shares, and Ralcorp’s Chairman received an annual award of 10,000 shares.  The SAR awards have an exercise price of $57.45 and become exercisable three years from the date of grant.  The terms of the SAR awards are substantially similar to the terms of the SAR awards previously granted in 2008 and 2009.

The Company will provide additional information in the proxy statement for the 2011 annual meeting of shareholders, which is expected to be filed with the Securities and Exchange Commission by December 2010, regarding the compensation paid for the years ended September 30, 2010, 2009 and 2008 to the Officers named therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

Exhibit 10.1	Form of Stock Appreciation Rights Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K dated October 1, 2008).
Exhibit 10.2	Form of Non-Management Director Stock Appreciation Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Company’s Form 8-K dated October 1, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:	September 27, 2010	By: /s/T. G. Granneman
T. G. Granneman
Corporate Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Number	Description

Exhibit 10.1	Form of Stock Appreciation Rights Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K dated October 1, 2008).
Exhibit 10.2	Form of Non-Management Director Stock Appreciation Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Company’s Form 8-K dated October 1, 2008).